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Exhibit 10.40

                                             June 30, 1998



Mr. Martinn H. Mandles
ABM Industries Incorporated
160 Pacific Avenue, Suite 222
San Francisco, CA 94111

RE:  AMENDMENT OF DIVISION EXECUTIVE EMPLOYMENT AGREEMENT --
     INCREASE IN SUPPLEMENTAL EXECUTIVE RETIREMENT PENSION ("SERP")

Dear Martinn:

I am pleased to inform you that the Executive Officer Compensation and Stock Option Committee of ABM's Board of Directors has approved an increase in the monthly benefit payable to you to $4,167.00 under this plan. Accordingly, the maximum benefit payable to you shall increase to $500,000.

This letter shall, in this regard, amend your executive Employment Agreement, as follows:

     The monthly Consulting Fees benefit set forth in paragraph X.5 CONSULTANCY shall be $4,167.00.

Please sign and date all three (3) originals and return two (2) of them to me.

Very truly yours,

/s/ William W. Steele

William W. Steele


I hereby agree to the foregoing amendment.



/s/ Martinn H. Mandles             Dated: June 30, 1998.
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Martinn H. Mandles